Rule 482 Ad
Filed Pursuant to Rule 497(a)
1933 Act File No. 333-114371
1940 Act File No. 811-21566

PERRITT FUNDS IN THE NEWS
PRCGX, PREOX

Kiplinger.com August 23, 2005 “When Small Is Better”

Barron’s August 15, 2005 THE TOP 100: Measuring the Masters

Bloomberg News June 2, 2005 “Perritt MicroCap Fund Gets Top Returns With‘Underloved’ Stocks”

Chicago Sun-Times June 6, 2005 “Fund Manager Finds Profits in Small Neglected Stocks”

Bloomberg TV May 18, 2005 and June 3, 2005 Best In Class Segment

Investor’s Business Daily April 20, 2005 Mutual Fund Profile ‘Perritt Fund KeepsSome Powder Dry”

Fortune Small Business April 2005 “Small Stocks With Legs”

MoneyCentral.com March 8, 2005 “5 Bubble-Proof Funds”

The Wall Street Transcript March 8, 2005 “Investing in Micro-Cap Stocks“

Kiplinger's Personal Finance Spring 2005 Mutual Fund Guide WINNERS, WINNERS, WINNERS

TheStreet.com November 1, 2004 “Who the Small-Cap Fits”

Fortune November 1, 2004 “The Best Of The Bantam-Weights”

CBS Market Watch October 24, 2004 “Talent Scout”.

You should carefully consider the Funds’ investment objectives, risks, charges and expenses before investing in them. The Funds’ prospectuses contain this and other important information about the Funds. For more information about the Perritt MicroCap Opportunities Fund and the Perritt Emerging Opportunities Fund, please call 800.331.8936 to receive a free copy of the prospectus. Please read the prospectuses carefully before investing.

Mutual Fund investing involves risk. Principal loss is possible.

Perritt Capital Management
Contact Mark Oberrotman
mark@perrittcap.com 312.669.1650

September 2005